Second Quarter 2020 Earnings Conference Call

08.06.2020

Forward-Looking Statement

This presentation contains several forward-looking statements that are not historical facts, including statements concerning our business, strategic position, financial projections, financial strength, future plans, objectives, and the performance of our products and operations. These statements can be identified by words such as "believe," "expect," "intend," "potential," "future," "may," "will," "should," and similar expressions regarding future expectations. Furthermore, statements contained in this document relating to the recent global outbreak of the novel coronavirus disease (COVID-19), the impact of which remains inherently uncertain on our financial results, are forward-looking statements. These forward-looking statements involve various known and unknown risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, and likelihood. Therefore, actual performance and results may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could contribute to these differences include future developments relating to the COVID-19 pandemic, including governmental responses, supply chain shortages, and potential labor issues; operational and other complications that may arise affecting the implementation of our plans and business objectives; continued pressures caused by economic conditions and the pace and extent of the economic recovery; challenges that may arise in connection with the integration of new businesses or assets we acquire or the disposition of assets; restructuring of our operations, and/or our expansion into new geographic markets; issues unique to government contracting, such as competitive bidding processes, qualification requirements, and delays or changes in funding; disruptions within our dealer network; changes in our relationships with major customers, suppliers, or other business partners, including Isuzu; changes in the demand or supply of products within our markets or raw materials needed to manufacture those products; and changes in laws and regulations affecting our business. Other factors that could affect outcomes are set forth in our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission (SEC), which are available at www.sec.gov or our website. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

The Financial Results Included Within This Presentation Are From Continuing Operations Unless Otherwise Noted

“For 45 years, the Company has gone to market as Spartan Motors. This new chapter has been well contemplated, it’s aligned with our long-term growth strategy, and it’s one we’re incredibly proud of.

The Shyft Group represents the pivot in market-focus and the corresponding forward momentum we’ve garnered in the delivery vehicle, work truck, and specialty service vehicle markets.

As our new name signals, The Shyft Group is nimble, aggressive, and here to win.”

Daryl Adams
President and CEO, The Shyft Group

Current Environment

Segment (% sales)	Backlog	Q2 Learnings
Fleet Vehicle Services (~75%) 	**$287M** **+18%*** *Excludes USPS	• Stay at home orders and consumer desire for enhanced social distancing created surge in demand for delivery • Production scheduling, absenteeism and turnover imposing operational challenges • Chassis and component availability recovering • Customers assessing and planning for new normal
Specialty Vehicles (~25%) 	**$51M** **+56%**	• Motorhome chassis production demand exceeding pre-COVID-19 levels • Service Body short short-term impact from dealer closings • Contract manufacturing back online after shutdown through mid-May • Service body chassis and component availability recovering

Year-to-Date Results



Revenue
($ M)
$351.9
$68.4 USPS
$283.5
$300.9
YTD 2019
YTD 2020



Adjusted EBITDA
($ M and % of Sales)
$18.1
6.4%
$27.7
9.2%
YTD 2019*
YTD 2020

- YTD Revenue up $17.4M, or 6.1%, excluding USPS
  - FVS up $37.5M, or 19.2%, excluding USPS – increased sales of delivery vehicles
  - SV down $25.4M, or 27.2% - decline in luxury motor coach chassis sales – recent order trends back to pre-COVID levels

- Adjusted EBITDA up $9.6M, or 53.0%
  - Improved mix, lower materials and component costs, productivity improvements and Royal acquisition
- Adjusted EBITDA margin up 400 basis points to 9.2%
  - Driven by sales volume and favorable product mix

**Includes USPS impact of 120 basis points*

Business Update

Fleet Vehicles and Services

- Velocity M3 – completed redesign, now in durability testing with production expected in Q4
- Upgraded Velocity vehicle with new safety features, 9" HD display, 360 camera, Bluetooth keyless, USB ports, flat bottom driver seat
- EV Velocity completed and scheduled for additional customer testing
- Manufactured new temperature-controlled trucks for pharmaceutical delivery

Specialty Vehicles

- Launched new K-2 chassis on Newmar New Aire and Ventana coaches
- Adopted and implemented new technologies
  - Gen 2 digital dash now on 100% of models
  - Haptic (vibrating) seat integrated with mobile eye
  - Launched new passive steer tag axel with improved wheel cut




20
40
60
80
100
0
55



*Within 300 mile radius of manufacturing locations

Financial Review
Second Quarter 2020



Overview – 2Q20 vs. 2Q19



Revenue
($ M)
$172.2
$32.7 USPS
$139.5
$179.7
$35.7 USPS
$144.0
$176.9
$124.0
1Q19
2Q19
1Q20
2Q20



Income from Continuing Operations
($ M and EPS)
$4.8
$0.13
$4.5
$0.14
$11.7
$0.33
($0.03)
-$1.1
1Q19
2Q19
1Q20
2Q20

- Revenue of $124.0M, down 13.9% from $144.0M, excluding USPS order
  - Impacted by pandemic and resulting temporary plant closures
    - FVS down $8.2M, or 7.8%, excluding USPS
    - SCV down $15.0M, or 35.9%

- Income (loss) of ($1.1M), down 124.4% from $4.5M
  - Includes pre-tax $4.8 million, or $0.10 per share, non-cash charge to write-off certain IT assets and streamline processes following the sale of the ER business
- EPS of ($0.03), down from $0.14 last year

Overview – 2Q20 vs. 2Q19



Adjusted EBITDA
($ M and % of Sales)
$8.4
$9.8
$18.4
$9.4
4.9%
5.4%
10.4%
7.5%
1Q19*
2Q19*
1Q20
2Q20



Adjusted Net Income
($ M and Adj EPS)
$5.3
$6.2
$11.4
$4.6
$0.15
$0.18
$0.32
$0.13
1Q19
2Q19
1Q20
2Q20

- Adjusted EBITDA of $9.4M – a slight decrease from $9.8M
- Adjusted EBITDA margin increased 210 bps, with 19.4% Gross Profit, up 740 bps
    - Primary drivers were product mix, cost actions, and the addition of Royal Truck more than offsetting the lower volume

Includes USPS impact of 110 and 130 basis points in 1Q19 and 2Q19, respectively

- Adjusted net income fell 25.8% to $4.6M from $6.2M
- Adjusted EPS of $0.13 versus $0.18 a year ago.

Fleet Vehicles & Services – 2Q20


FVS Revenue
($ M)
$122.6
$32.7 USPS
$89.9
$141.1
$35.7 USPS
$105.4
$135.7
$97.2
1Q19
2Q19
1Q20
2Q20


FVS Adjusted EBITDA
($ M and % of Sales)
$7.0
7.8%
$7.9
7.5%
$21.7
16.0%
$13.7
14.0%
1Q19*
2Q19*
1Q20
2Q20

**Includes USPS impact of 210 and 190 basis points in 1Q19 and 2Q19, respectively*

- Revenue of $97.2M, down $8.2M, from $105.4M
- Adjusted EBITDA increased to $13.7M, up $5.8M, from $7.9M due to mix, more favorable material costs, and the impact of the pass-through USPS order in the prior year
- Adjusted EBITDA margin increased to 14.0% of sales from 5.6%
- Excluding the USPS truck body order, segment backlog totaled $287.0M, up 17.8% compared to $243.7 a year ago

Specialty Vehicles – 2Q20



SV Revenue
($ M)
$51.7
$41.7
$41.3
$26.7
1Q19
2Q19
1Q20
2Q20



SV Adjusted EBITDA
($ M and % of Sales)
$4.9
$5.1
$3.7
$1.2
9.6%
12.2%
9.0%
4.6%
1Q19
2Q19
1Q20
2Q20

- Revenue of $26.7M, down $15.0M, from $41.7M last year, with declines in luxury motor coach chassis sales and contract manufacturing due to the pandemic, partially offset by Royal Truck Body contributions
- Adjusted EBITDA of $1.2M, down $3.9M, from $5.1M
- Adjusted EBITDA margin of 4.6% of sales, down from 12.2% a year ago primarily driven by volume
- Segment backlog up 55.9% to $50.5M, led by a record motor coach backlog

Liquidity and 2020 Outlook

Liquidity



Cash ($M)
Leverage Ratio
$50
$40
$30
$20
$10
$0
4
3
2
1
0
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20

- Generated $5.4M in cash from operating activities in Q2
- Total liquidity of $115M
  - $24M cash on hand
  - $91M of borrowing capacity
  - Current leverage ratio at 0.84x adjusted EBITDA

Outlook

- Dividend frequency changed from semi-annual to quarterly
- Good momentum coming out of 1st half with increased visibility in the short term
  - Strong backlog and improving end markets
  - Positive trends in supply chain
- **Initiating Q3 Financial Guidance as follows:**
  - Revenues in the range of $180M to $200M
  - Adjusted EBITDA in the range of $20M to $23M
  - Adjusted EPS in the range of $0.36 to $0.42

Closing Remarks

- In view of considerable impact of COVID-19 pandemic on results, second quarter was successful in navigating challenges and improving margins
- Took opportunities with temporary operating shutdowns to improve efficiency and implement further improvement initiatives
- Continued nimble operating focus to quickly respond to changing conditions and mitigate potential downside risk
- Solid financial condition with ample liquidity and growing backlogs

Appendix



Reconciliation of Non-GAAP Financial Measures

This presentation contains adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), which is a non-GAAP financial measure. This non-GAAP measure is calculated by excluding items that we believe to be infrequent or not indicative of our continuing operating performance. We define adjusted EBITDA as income from continuing operations before interest, income taxes, depreciation and amortization, as adjusted to eliminate the impact of restructuring charges, acquisition related expenses and adjustments, non-cash stock-based compensation expenses, and other gains and losses not reflective of our ongoing operations. Adjusted EBITDA for all prior periods presented have been recast to conform to the current presentation.

We present the non-GAAP measure adjusted EBITDA because we consider it to be an important supplemental measure of our performance. The presentation of adjusted EBITDA enables investors to better understand our operations by removing items that we believe are not representative of our continuing operations and may distort our longer-term operating trends. We believe this measure to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our continuing operating performance. We believe that presenting this non-GAAP measure is useful to investors because it permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate our historical performance. We believe that the presentation of this non-GAAP measure, when considered together with the corresponding GAAP financial measures and the reconciliations to that measure, provides investors with additional understanding of the factors and trends affecting our business than could be obtained in the absence of this disclosure.

Our management uses adjusted EBITDA to evaluate the performance of and allocate resources to our segments. Adjusted EBITDA is also used, along with other financial and non-financial measures, for purposes of determining annual and long-term incentive compensation for our management team.

Reconciliation of Non-GAAP Financial Measures

Financial Summary
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,			
Spartan Motors, Inc.	2020	% of sales	2019	% of sales
Income from continuing operations	$ 11,742	6.6%	$ 4,835	2.8%
Net (income) loss attributable to non-controlling interest	(67)		(140)	
Add (subtract):				
Restructuring and other related charges	992		27	
Acquisition related expenses and adjustments	93		45	
Non-cash stock-based compensation expense	1,991		847	
Favorable tax rate in income taxes receivable	(2,577)		(99)	
Tax effect of adjustments	(748)		(221)	
Adjusted net income	$ 11,426	6.5%	$ 5,294	3.1%
Income from continuing operations	$ 11,742	6.6%	$ 4,835	2.8%
Net (income) loss attributable to non-controlling interest	(67)		(140)	
Add (subtract):				
Depreciation and amortization	2,517		1,312	
Taxes on income	377		1,076	
Interest expense	731		374	
EBITDA	$ 15,300	8.6%	$ 7,457	4.3%
Add (subtract):				
Restructuring and other related charges	992		27	
Acquisition related expenses and adjustments	93		45	
Non-cash stock-based compensation expense	1,991		847	
Adjusted EBITDA	$ 18,376	10.4%	$ 8,376	4.9%
Diluted net earnings per share	$ 0.33		$ 0.13	
Add (subtract):				
Restructuring and other related charges	0.03		-	
Acquisition related expenses and adjustments	-		-	
Non-cash stock-based compensation expense	0.06		0.02	
Favorable tax rate in income taxes receivable	(0.08)		-	
Tax effect of adjustments	(0.02)		-	
Adjusted diluted net earnings per share	$ 0.32		$ 0.15	

Reconciliation of Non-GAAP Financial Measures

Financial Summary
(In thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,			
The Shyft Group, Inc.	2020	% of sales	2019	% of sales
Income (loss) from continuing operations	$ (1,134)	(0.9%)	$ 4,544	2.5%
Net (income) loss attributable to non-controlling interest	(70)		215	
Add (subtract):				
Restructuring and other related charges	562		-	
Acquisition related expenses and adjustments	179		420	
Non-cash stock-based compensation expense	2,126		1,450	
Loss from write-off of construction in process	2,430		-	
Accelerated depreciation of property, plant and equipment	2,330		-	
Tax effect of adjustments	(1,849)		(431)	
Adjusted net income	$ 4,574	3.7%	$ 6,198	3.4%
Income (loss) from continuing operations	$ (1,134)	(0.9%)	$ 4,544	2.5%
Net (income) loss attributable to non-controlling interest	(70)		215	
Add (subtract):				
Depreciation and amortization	5,343		1,280	
Taxes on income	(546)		1,536	
Interest expense	460		313	
EBITDA	$ 4,053	3.3%	$ 7,888	4.4%
Add (subtract):				
Restructuring and other related charges	562		-	
Acquisition related expenses and adjustments	179		420	
Non-cash stock-based compensation expense	2,126		1,450	
Loss from write-off of construction in process	2,430		-	
Adjusted EBITDA	$ 9,350	7.5%	$ 9,758	5.4%
Diluted net earnings per share	$ (0.03)		$ 0.14	
Add (subtract):				
Restructuring and other related charges	0.02		-	
Acquisition related expenses and adjustments	0.01		0.01	
Non-cash stock-based compensation expense	0.06		0.04	
Loss from write-off of construction in process	0.06		-	
Accelerated depreciation of property, plant and equipment	0.06		-	
Tax effect of adjustments	(0.05)		(0.01)	
Adjusted diluted net earnings per share	$ 0.13		$ 0.18	

Reconciliation of Non-GAAP Financial Measures

Financial Summary (Non-GAAP)

Consolidated

(In thousands, except per share data)

(Unaudited)

The Shyft Group, Inc.	Forecast Three Months Ended September 30, 2020 Low	Mid	High
Income from continuing operations	$ 11,414	$ 12,568	$ 13,721
Add:			
Depreciation and amortization	3,129	3,129	3,129
Interest expense	203	203	203
Taxes	3,427	3,773	4,120
EBITDA	$ 18,173	$ 19,673	$ 21,173
Add (subtract):			
Non-cash stock-based compensation and other charges	1,827	1,827	1,827
Adjusted EBITDA	$ 20,000	$ 21,500	$ 23,000
Earnings per share	$ 0.32	$ 0.35	$ 0.38
Add:			
Non-cash stock-based compensation and other charges	0.05	0.05	0.05
Less tax effect of adjustments	(0.01)	(0.01)	(0.01)
Adjusted earnings per share	$ 0.36	$ 0.39	$ 0.42

Thank you.